UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
(Amendment No. 4)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

Enumeral Biomedical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-185891	99-0376434
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

One Kendall Square,

Building 400, 4th Floor

Cambridge, MA 02139

(Address of principal executive offices, including zip code)

+1 (617) 674-1865

(Registrant’s telephone number, including area code)

Krizikova 22

Prague 8, 18600, Czech Republic

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed by Enumeral Biomedical Holdings, Inc. (the “Company”) solely to modify the redacted portions of Exhibits 10.22, 10.25, 10.27, 10.29 and 10.30 and include a non-redacted version of Exhibit 10.23 in response to a comment letter received from the U.S. Securities and Exchange Commission on the Registrant’s confidential treatment request. The remainder of the Form 8-K, as amended, remains unchanged by this amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

In accordance with Item 9.01(a), Enumeral’s audited financial statements as of, and for the fiscal years ended, December 31, 2013 and 2012, and Enumeral’s unaudited condensed financial statements as of, and for the three and six months ended, June 30, 2014, and the accompanying notes, are included in this Current Report beginning on Page F-1.

(b)	Pro forma financial information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements for the fiscal years ended December 31, 2013 and 2012, and unaudited condensed financial statements as of, and for the six months ended, June 30, 2014, and the accompanying notes, are included in this Current Report beginning on Page F-46.

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

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Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of July 31, 2014, by and among the Registrant, Acquisition Sub and Enumeral Biomedical Corp.

3.1*	Amended and Restated Certificate of Incorporation of the Registrant

3.2*	Amended and Restated By-Laws of the Registrant

3.3*	Certificate of Merger of Enumeral Biomedical Corp., with and into Acquisition Sub, filed July 31, 2014

10.1*	Split-Off Agreement, dated as of July 31, 2014, by and among the Registrant, Cerulean Operating Corp. and Olesya Didenko

10.2*	General Release Agreement, dated as of July 31, 2014, by and among the Registrant, Cerulean Operating Corp. and Olesya Didenko

10.3*	Form of Lock-Up Agreement between the Registrant and the officers, directors and shareholders party thereto

10.4*	Form of Subscription Agreement between the Registrant and the investors party thereto

10.5*	Form of PPO Warrant for Common Stock of the Registrant

10.6*	Placement Agency Agreement, dated July 3, 2014, between the Registrant and EDI Financial, Inc., as amended by Amendment No. 1 dated as of July 21, 2014

10.7*	Placement Agency Agreement, dated July 25, 2014, between the Registrant and Katalyst Securities LLC

10.8*	Form of Agent Warrant for Common Stock of the Registrant

10.9*	Form of Registration Rights Agreement dated July 31, 2014, among the Registrant and the other parties thereto

10.10*	Voting Agreement dated July 31, 2014, among the Registrant and the other parties thereto

10.11*†	The Registrant’s 2014 Equity Incentive Plan

10.12*†	Form of Non-Qualified Stock Option Agreement under 2014 Equity Incentive Plan

10.13*†	Form of Stock Appreciation Right Grant Agreement under 2014 Equity Incentive Plan

10.14*†	Form of Restricted Stock Agreement under 2014 Equity Incentive Plan

10.15*†	Form of Incentive Stock Option Agreement under 2014 Equity Incentive Plan

10.16*†	Amended and Restated Employment Agreement, dated as of July 21, 2014 between Enumeral Biomedical Corp. and Arthur Tinkelenberg, as assumed by the Registrant

10.17*†	Amended and Restated Employment Agreement, dated as of July 21, 2014 between Enumeral Biomedical Corp. and John Rydzewski, as assumed by the Registrant

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Exhibit Number	Description

10.18*†	Employment Agreement, dated as of May 19, 2011 between Enumeral Biomedical Corp. and Derek Brand, as assumed by the Registrant

10.19*	Real Estate Lease Agreement, dated as of July 16, 2012, between Enumeral Biomedical Corp. and RB Kendall Fee, LLC

10.20*	Loan and Security Agreement, dated as of December 5, 2011, between Enumeral Biomedical Corp. and Square 1 Bank, as amended

10.21*‡	Form of Warrant, issued by Enumeral Biomedical Corp. to Square 1 Bank

10.22	Exclusive Patent License Agreement, dated as of April 15, 2011, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology (confidential portions have been omitted and filed separately with the Commission)

10.23	First Amendment to Exclusive Patent License Agreement, effective as of March 8, 2013, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology

10.24*	Second Amendment to Exclusive Patent License Agreement, effective as of July 16, 2014, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology

10.25	Contract Research Agreement, dated as of February 28, 2012, between Enumeral Biomedical Corp. and Crucell Holland B.V. (confidential portions have been omitted and filed separately with the Commission)

10.26*	1st Amendment to Contract Research Agreement, dated as of March 22, 2013, between Enumeral Biomedical Corp. and Crucell Holland B.V. (confidential portions have been omitted and filed separately with the Commission)

10.27	Master Service Provider Agreement, dated as of March 14, 2012, between Enumeral Biomedical Corp. and Anthrogenesis Corporation D/B/A Celgene Cellular Therapeutics (confidential portions have been omitted and filed separately with the Commission)

10.28*	Change Order, dated as of December 16, 2013, between Enumeral Biomedical Corp. and Celgene Cellular Therapeutics (confidential portions have been omitted and filed separately with the Commission)

10.29	Research Agreement, dated as of June 18, 2012, between Enumeral Biomedical Corp. and sanofi-aventis U.S. Inc. (confidential portions have been omitted and filed separately with the Commission)

10.30	Services Agreement, dated as of October 8, 2013, between Enumeral Biomedical Corp. and Novartis Pharma AG (confidential portions have been omitted and filed separately with the Commission)

10.31*	Agreement, dated as of March 21, 2013, between Enumeral Biomedical Corp. and Fikst (confidential portions have been omitted and filed separately with the Commission)

10.32*	Award/Contract, dated as of September 17, 2012, between Enumeral Biomedical Corp. and National Cancer Institute (confidential portions have been omitted and filed separately with the Commission)

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Exhibit Number	Description

10.33*‡	Form of Warrant issued by Enumeral Biomedical Corp. to the investors in the Bridge Notes offering

10.34*‡	Warrant dated April 15, 2014 issued by Enumeral Biomedical Corp. to John J. Rydzewski.

10.35*‡	Warrant dated April 15, 2014 issued by Enumeral Biomedical Corp. to Arthur Tinkelenberg.

10.36*‡	Warrant dated April 25, 2014 issued by Enumeral Biomedical Corp. to BlackBook Capital LLC

10.37*	Option Agreement dated July 31, 2014 between Registrant and John J. Rydzewski

10.38*	Option Agreement dated July 31, 2014 between Registrant and Arthur Tinkelenberg

10.39*	Option Agreement dated July 31, 2014 between Registrant and Derek Brand

10.40*	Option Agreement dated July 31, 2014 between Registrant and Anhco Nguyen

10.41*	Option Agreement dated July 31, 2014 between Registrant and Kevin Sarney

10.42*‡	Option Agreement dated July 25, 2013 between Enumeral Biomedical Corp. and Derek Brand

10.43*‡	Option Agreement dated July 25, 2013 between Enumeral Biomedical Corp. and Anhco Nguyen

10.44*‡	Offer Letter dated July 25, 2014, between Enumeral Biomedical Corp. and Kevin Sarney

10.45*	Form of Indemnification Agreement between the Registrant and each of its directors and officers

16.1**	Letter, dated August 11, 2014, from Anton & Chia, LLP to the Securities and Exchange Commission

99.1*	Press Release of the Registrant, dated July 31, 2014

*	Incorporated by reference to the corresponding exhibit number of the Form 8-K/A for the event occurring on July 31, 2014 as filed with the Securities and Exchange Commission on August 8, 2014 (SEC File No. 333-185891).
**	Incorporated by reference to the corresponding exhibit number of the Form 8-K/A for the event occurring on July 31, 2014 as filed with the Securities and Exchange Commission on August 12, 2014 (SEC File No. 333-185891).
†	Management contract or compensatory plan or arrangement.
‡	Represents an option or warrant issues by Enumeral Biomedical Corp. and as such the number of shares issuable upon exercise and the exercise have not been revised to reflect the conversion to the right to receive common stock of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENUMERAL BIOMEDICAL HOLDINGS, INC.

Dated: October 31, 2014	By:	/s/ Kevin G. Sarney
Name: Kevin G. Sarney
Title: Vice President of Finance
and Chief Accounting Officer

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Exhibit Listing

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of July 31, 2014, by and among the Registrant, Acquisition Sub and Enumeral Biomedical Corp.

3.1*	Amended and Restated Certificate of Incorporation of the Registrant

3.2*	Amended and Restated By-Laws of the Registrant

3.3*	Certificate of Merger of Enumeral Biomedical Corp., with and into Acquisition Sub, filed July 31, 2014

10.1*	Split-Off Agreement, dated as of July 31, 2014, by and among the Registrant, Cerulean Operating Corp. and Olesya Didenko

10.2*	General Release Agreement, dated as of July 31, 2014, by and among the Registrant, Cerulean Operating Corp. and Olesya Didenko

10.3*	Form of Lock-Up Agreement between the Registrant and the officers, directors and shareholders party thereto

10.4*	Form of Subscription Agreement between the Registrant and the investors party thereto

10.5*	Form of PPO Warrant for Common Stock of the Registrant

10.6*	Placement Agency Agreement, dated July 3, 2014, between the Registrant and EDI Financial, Inc., as amended by Amendment No. 1 dated as of July 21, 2014

10.7*	Placement Agency Agreement, dated July 25, 2014, between the Registrant and Katalyst Securities LLC

10.8*	Form of Agent Warrant for Common Stock of the Registrant

10.9*	Form of Registration Rights Agreement dated July 31, 2014, among the Registrant and the other parties thereto

10.10*	Voting Agreement dated July 31, 2014, among the Registrant and the other parties thereto

10.11*†	The Registrant’s 2014 Equity Incentive Plan

10.12*†	Form of Non-Qualified Stock Option Agreement under 2014 Equity Incentive Plan

10.13*†	Form of Stock Appreciation Right Grant Agreement under 2014 Equity Incentive Plan

10.14*†	Form of Restricted Stock Agreement under 2014 Equity Incentive Plan

10.15*†	Form of Incentive Stock Option Agreement under 2014 Equity Incentive Plan

10.16*†	Amended and Restated Employment Agreement, dated as of July 21, 2014 between Enumeral Biomedical Corp. and Arthur Tinkelenberg, as assumed by the Registrant

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10.17*†	Amended and Restated Employment Agreement, dated as of July 21, 2014 between Enumeral Biomedical Corp. and John Rydzewski, as assumed by the Registrant

10.18*†	Employment Agreement, dated as of May 19, 2011 between Enumeral Biomedical Corp. and Derek Brand, as assumed by the Registrant

10.19*	Real Estate Lease Agreement, dated as of July 16, 2012, between Enumeral Biomedical Corp. and RB Kendall Fee, LLC

10.20*	Loan and Security Agreement, dated as of December 5, 2011, between Enumeral Biomedical Corp. and Square 1 Bank, as amended

10.21*‡	Form of Warrant, issued by Enumeral Biomedical Corp. to Square 1 Bank

10.22	Exclusive Patent License Agreement, dated as of April 15, 2011, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology (confidential portions have been omitted and filed separately with the Commission)

10.23	First Amendment to Exclusive Patent License Agreement, effective as of March 8, 2013, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology

10.24*	Second Amendment to Exclusive Patent License Agreement, effective as of July 16, 2014, between Enumeral Biomedical Corp. and the Massachusetts Institute of Technology

10.25	Contract Research Agreement, dated as of February 28, 2012, between Enumeral Biomedical Corp. and Crucell Holland B.V. (confidential portions have been omitted and filed separately with the Commission)

10.26*	1st Amendment to Contract Research Agreement, dated as of March 22, 2013, between Enumeral Biomedical Corp. and Crucell Holland B.V. (confidential portions have been omitted and filed separately with the Commission)

10.27	Master Service Provider Agreement, dated as of March 14, 2012, between Enumeral Biomedical Corp. and Anthrogenesis Corporation D/B/A Celgene Cellular Therapeutics (confidential portions have been omitted and filed separately with the Commission)

10.28*	Change Order, dated as of December 16, 2013, between Enumeral Biomedical Corp. and Celgene Cellular Therapeutics (confidential portions have been omitted and filed separately with the Commission)

10.29	Research Agreement, dated as of June 18, 2012, between Enumeral Biomedical Corp. and sanofi-aventis U.S. Inc. (confidential portions have been omitted and filed separately with the Commission)

10.30	Services Agreement, dated as of October 8, 2013, between Enumeral Biomedical Corp. and Novartis Pharma AG (confidential portions have been omitted and filed separately with the Commission)

10.31*	Agreement, dated as of March 21, 2013, between Enumeral Biomedical Corp. and Fikst (confidential portions have been omitted and filed separately with the Commission)

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10.32*	Award/Contract, dated as of September 17, 2012, between Enumeral Biomedical Corp. and National Cancer Institute (confidential portions have been omitted and filed separately with the Commission)

10.33*‡	Form of Warrant issued by Enumeral Biomedical Corp. to the investors in the Bridge Notes offering

10.34*‡	Warrant dated April 15, 2014 issued by Enumeral Biomedical Corp. to John J. Rydzewski.

10.35*‡	Warrant dated April 15, 2014 issued by Enumeral Biomedical Corp. to Arthur Tinkelenberg.

10.36*‡	Warrant dated April 25, 2014 issued by Enumeral Biomedical Corp. to BlackBook Capital LLC

10.37*	Option Agreement dated July 31, 2014 between Registrant and John J. Rydzewski

10.38*	Option Agreement dated July 31, 2014 between Registrant and Arthur Tinkelenberg

10.39*	Option Agreement dated July 31, 2014 between Registrant and Derek Brand

10.40*	Option Agreement dated July 31, 2014 between Registrant and Anhco Nguyen

10.41*	Option Agreement dated July 31, 2014 between Registrant and Kevin Sarney

10.42*‡	Option Agreement dated July 25, 2013 between Enumeral Biomedical Corp. and Derek Brand

10.43*‡	Option Agreement dated July 25, 2013 between Enumeral Biomedical Corp. and Anhco Nguyen

10.44*‡	Offer Letter dated July 25, 2014, between Enumeral Biomedical Corp. and Kevin Sarney

10.45*	Form of Indemnification Agreement between the Registrant and each of its directors and officers

16.1**	Letter, dated August 11, 2014, from Anton & Chia, LLP to the Securities and Exchange Commission

99.1*	Press Release of the Registrant, dated July 31, 2014

*	Incorporated by reference to the corresponding exhibit number of the Form 8-K/A for the event occurring on July 31, 2014 as filed with the Securities and Exchange Commission on August 8, 2014 (SEC File No. 333-185891).
**	Incorporated by reference to the corresponding exhibit number of the Form 8-K/A for the event occurring on July 31, 2014 as filed with the Securities and Exchange Commission on August 12, 2014 (SEC File No. 333-185891).
†	Management contract or compensatory plan or arrangement.
‡	Represents an option or warrant issues by Enumeral Biomedical Corp. and as such the number of shares issuable upon exercise and the exercise have not been revised to reflect the conversion to the right to receive common stock of the Registrant.

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